Supplement dated September 10, 2007 to Prospectuses dated May 1, 2007 for
      ANNUICHOICE(R) II and PINNACLE V Flexible Premium Variable Annuities
               Issued by NATIONAL INTEGRITY LIFE INSURANCE COMPANY
             through its Separate Account I and Separate Account II


This supplement to the prospectuses identified above describes two changes to the Guaranteed Minimum Withdrawal Benefit Rider.

PART 6 - OPTIONAL BENEFITS, section entitled GUARANTEED MINIMUM WITHDRAWAL BENEFIT is modified as follows:

o In the subsection titled GMWB INVESTMENT OPTIONS, the Fidelity VIP Freedom 2030 Portfolio is hereby removed from that subsection. The Fidelity VIP Freedom 2030 Portfolio is not available as an Investment Option if the GMWB Rider is elected.

o In the subsection titled ADDITIONAL RESTRICTIONS, the statement "The primary Annuitant must be between 50 and 80 years old" is hereby deleted and replaced with the statement "The primary Annuitant must be between 55 and 80 years old at the time you elect to purchase the GMWB Rider."


Please retain this supplement to the prospectus for future reference.